SUMMARY PROSPECTUS OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

INTERNATIONAL FUND

MAY 1, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-574-9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2020, are incorporated by reference into this summary prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up for the eDocuments program. (Find out more at mutualofamerica.com or call 1-800-468-3785).

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by writing to us at Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839, by calling 1-800-574-9267, or by sending an email to mutualofamerica@dfinsolutions.com. Your election to receive reports in paper will apply to all funds held with Mutual of America.

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.08%
Other Expenses	0.05%
Acquired Fund Fees & Expenses	0.22%

Total Annual Fund Operating Expenses	0.35%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$198	$451

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was 3.61% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, at least 80% of the Fund’s total assets are invested, directly or indirectly, in stocks of large and mid-cap companies in developed market countries located outside the United States and Canada represented in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (the “MSCI EAFE Index”) through the purchase of such stocks or exchange traded funds designed to track the MSCI EAFE Index. The Fund also invests in exchange traded funds that own emerging market securities.

Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Fund. Additionally, an investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

•	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

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Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.

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Active Management risk: The portfolio manager’s judgments about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the Fund’s overall investment selections or strategies fail to produce the intended results.

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Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition.

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Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities.

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Foreign Investment risk: Foreign markets are subject to the risk of change in currency or exchange rates, economic and political trends in foreign countries, less liquidity, more volatility, more difficulty in enforcing contractual obligations, higher transaction costs and less government supervision and other reporting regulations and requirements than domestic markets. Foreign investment risks are greater in emerging markets than in developed markets. Domestic equities indices could outperform the MSCI EAFE Index for periods of time.

•	Emerging Markets risk: Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.

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Eurozone Investment risk: The United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom.

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ETF risk: ETFs generally invest substantially all of their assets in securities and are traded on stock exchanges. Their net asset values may differ from the prices of the ETF shares offered on the exchanges.

•	Depositary Receipts Risk: The underlying ETF may invest in securities of foreign issuers in the form of depositary receipts, some of which are not obligated to disclose material information.

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Trading Risk: ETF shares are listed on exchanges for which there can be no assurance that they will maintain the listing. Also there is no assurance that an active trading market will develop, creating illiquidity and resulting in price volatility. The market price of an ETF may trade at a premium or discount to its net asset value. Trading in ETFs may be halted because of market conditions or extraordinary market volatility.

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Investment Company Risk: The cost of investing in the Fund is higher because in addition to the Fund’s direct fees and expenses, it also indirectly bears fees and expenses charged by the underlying ETFs. The underlying ETFs may change their investment objectives or policies without the approval of the Fund, causing the Fund to withdraw its investment at a possibly inopportune time.

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Leveraging Risk: ETFs may borrow money or otherwise leverage their holdings by investing in collateral from securities loans and by borrowing money to meet redemption requests. This leveraging results in more volatility and a compounding of all other risks.

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Passive Investment Risk: Many ETFs are not actively managed; rather the underlying ETF invests in securities that represent its underlying Index, regardless of its investment merit or market trends. Also, an underlying ETF is more susceptible to declines in the market because the underlying ETFs generally do not change their investment strategies to respond to changes in the economy.

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Tracking Error Risk: Imperfect correlation between the securities of an ETF and those in the Index it intends to track, rounding of prices, changes to the indices and regulatory policies may cause the performance of an ETF to not match the performance of its Index.

•	Valuation Risk: An underlying ETF may value certain securities at higher prices than the prices at which it can sell them.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and the life of the Fund compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.

For investments through an insurance company separate account, note that the total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown. Updated performance information is available at no cost online at http://www.mutualofamerica.com or by calling 1-800-468-3785.

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Third quarter 2010	17.59%
Worst	Third quarter 2011	(20.43)%

Average Annual Total Returns (for periods ended December 31, 2019)

Fund/Comparative Index(es)	Past One Year	Past Five Years	For Ten Years
International Fund	21.01%	5.69%	5.31%
MSCI EAFE Index	22.01%	5.67%	5.50%
(Index reflects no deduction for fees and expenses)

Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Funds.

Portfolio Manager. Jamie A. Zendel, Senior Vice President of the Adviser, has been the portfolio manager of the Fund since 2014.

Purchase and Sale of Fund Shares. There is no minimum initial or subsequent investment purchase requirement. Fund shares may be purchased or redeemed on any business day. For investors whose interest in the Fund is through an insurance company Separate Account, you can purchase or redeem Separate Account units that invest in the fund either by calling 1-800-468-3785, or by written request to your Mutual of America Regional Office, which can be found on www.mutualofamerica.com. Fund shares held through a financial intermediary may be purchased or redeemed through the financial intermediary.

Tax Information. For investors whose interest in the Fund is through an insurance company Separate Account, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of contracts or policies under a Separate Account accessing this Fund, see the prospectus for your contract or policy.

For direct investments into the Funds, distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

M108P-MOA	IF 20